UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

INNOLOG HOLDINGS CORPORATION

(Exact name of Registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	005-85825 (Commission File Number)	68-0482472 (IRS Employer Identification Number)

4000 Legato Road, Suite 830

Fairfax, Virginia 22033

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 766-1412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01 Other Events.

On March 6, 2013, the management of Innovative Logistics Techniques, Inc., a wholly owned subsidiary of Innolog Holdings Corporation (the “Registrant”), received a letter from the Department of the Navy notifying the company that contract N00173-08-C-2042 was expiring on April 30, 2013 and was not being renewed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2013

INNOLOG HOLDINGS CORPORATION

By:	/s/ William Danielczyk
William Danielczyk Principal Executive Officer